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                                                                     EXHIBIT 4.1

NUMBER COMMON STOCK                                          COMMON STOCK SHARES

                      NASTECH PHARMACEUTICAL COMPANY, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             CUSIP 631728 40 9
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

          THIS CERTIFIES that

          is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK PAR VALUE $.006 PER SHARE OF NASTECH PHARMACEUTICAL COMPANY, INC.

            transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

            WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

            Dated:

                                [CORPORATE SEAL]

/s/ Gregory L. Weaver                            /s/ Steven C. Quay, M.D., Ph.D.
---------------------                            -------------------------------
SECRETARY                                        PRESIDENT

                                                 COUNTERSIGNED AND REGISTERED
                                                 AMERICAN STOCK TRANSFER &
                                                 TRUST COMPANY (NEW YORK, N.Y.)
                                                 TRANSFER AGENT AND REGISTRAR

                                                 By _______________________
                                                    Authorized Signature

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      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -     Custodian
                                                            --------------------
                                                            (Cust)       (Minor)

TEN ENT - as tenants by the entireties
                                                            under Uniform Gifts
JT TEN -  as joint tenants with right                       to Minors Act
          of survivorship and not as
          tenants in common                                  __________________
                                                                  (State)

     Additional abbreviations may also be used though not on the above list.

For value received, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________

_______________________________________________

________________________________________________________________________________
  (Please print or typewrite name and address, including zip code, of assignee)

________________________________________________________________________________

________________________________________________________________________________

_____________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated    _____________

          ______________________________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.